SETTLEMENT AGREEMENT AND RELEASE

This Settlement Agreement and General Mutual Release (the "Agreement") is made this 16th day of February 2026, between Claimants Reliability, Inc. ("Reliability"), and Maslow Media Group, Inc. ("Maslow") (hereinafter "Claimants"), and Respondents Vivos Holdings, LLC ("Vivos"), Vivos Real Estate Holdings, LLC ("VREH"), Naveen Doki ("Naveen"), Silvija Valleru ("Valleru"), Suresh Doki ("Suresh"), Shirisha Janumpally ("Janumpally"), individually and as Trustee of Judos Trust ("Judos Trust"), Kalyan Pathuri ("Pathuri"), individually and as Trustee of Igly Trust ("Igly Trust"), and Federal Systems, LLC ("Federal") (hereinafter "Respondents"), together all Claimants and Respondents are referred to herein as the "Parties."

RECITALS

WHEREAS, collectively, the Respondents hold 253,292,210 shares of Reliability's stock;

WHEREAS, on or about August 27, 2021, the Parties, along with Nicholas Tsahalis ("Tsahalis"), Mark Speck ("Speck"), Jeffrey Eberwein ("Eberwein") and Lone Star Value Management, LLC ("LSVM") entered an "Agreement to Arbitrate" all then-existing legal claims and causes of action they had pending against each other in the jurisdictions of Maryland, Texas, and in the Southern District of New York (the "Claims") in an arbitration to be conducted in Maryland by the McCammon Group (the "Arbitration"), before the Honorable Patrick Woodward (the "Arbitrator");

WHEREAS, in the Arbitration, the Arbitrator entered the following Awards: (1) Arbitration Award dated August 31, 2022 ("Award"); (2) Amended and Supplemental Arbitration Award dated May 17, 2023 ("Amended Award"); (3) Supplemental Award Appointing Rehabilitative Receiver dated October 10, 2023 ("Receiver Award"); (4) Supplemental Award of Attorneys' Fees and Expenses dated October 27, 2023 ("Attorney's Fee Award"); and (5) a "Supplemental Award Regarding Proposed Conclusions of Receiver" dated December 26, 2025 (the "Fifth Award");

WHEREAS, on December 29, 2023, the Circuit Court for Montgomery County, Maryland (the "Court") entered orders confirming the Amended Award, the Receiver Award, and the Attorney's Fee Award, all of which became final judgments on January 28, 2024 (the "Judgments") in *Maslow Media Group, Inc. v. Vivos Holdings LLC, et al*., No. 479883V (the "Circuit Court Case") then-pending in the Circuit Court;

WHEREAS, the Amended Award and the Attorney's Fee Award included monetary awards against several of the Respondents, which became monetary judgments against those Respondents (the "Monetary Judgments") on January 28, 2024;

WHEREAS, the Fifth Award determined that 227,465,756 shares of Respondents' Reliability stock (*i.e.*, excluding the 25,826,454 shares of Reliability stock held by Federal and Pathuri) would be set off against the Monetary Judgments leaving a deficiency balance;

WHEREAS, Respondents disagree with, and intended to move the vacate the Fifth Award (the "Motion to Vacate"); and

WHEREAS, the Parties wish to fully and finally resolve their differences including the Parties' Claims, the Arbitration, and the Circuit Court Case without any further disputes or litigation;

NOW, THEREFORE, the Parties, in consideration of the above recitals, each of which is made a material part of this Agreement and is incorporated herein by reference as though fully set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, agree as follows:

1. Settlement Terms.

In exchange and as consideration for: the promises set forth in this Agreement, Respondents agree (a) to transfer all their 253,292,210 shares of Reliability common stock to Reliability, as specified in Section 2 of this Agreement; (b) not to file the Motion to Vacate the Fifth Award issued by the Arbitrator; and (c) to fully release all claims that Respondents hold against Claimants. In exchange, Claimants agree (d) to fully release Respondents from all claims that Claimants hold against Respondents; and (e) to file a statement with the Clerk that the Judgments that Claimants hold against Respondents have been satisfied in full, in accordance with Maryland Rule 2-626. The Parties further agree to file a Stipulation of Dismissal of all the Parties' Claims in the Circuit Court Case with prejudice, and to cause the termination of the Arbitration, with prejudice, with each side bearing their own costs in the Arbitration. These agreements and promises are set forth in full detail in the sections below.

2. Transfer of Reliability Shares.

a. Respondents are the owners of 253,292,210 shares of Reliability, Inc. common stock (the "Respondents' Shares"), as follows:

Shareholder	Book Balance	Account Number	Total Share Balance
SHIRISHA JANUMPALLY TRUSTEE	161,503,122	6100135469	161,503,122
KALYAN PATHURI TRUSTEE	40,520,200	6100135470	40,520,200
FEDERAL SYSTEMS	20,661,816	6100135455	20,661,816
SHIRISHA JANUMPALLY	10,330,908	6100135454	10,330,908
NAVEEN DOKI	10,138,882	6100135467	10,138,882
KALYAN PATHURI	5,164,638	6100135456	5,164,638
SILVIJA VALLERU	4,972,644	6100135468	4,972,644
	253,292,210		253,292,210

Respondents shall take all necessary steps to accomplish the transfer of Respondent's Shares to Reliability following the execution of this Agreement including, but not limited to, completing and delivering to Equiniti Shareholder Services ("ESS") the appropriate "Stock Power Forms" with all necessary signature medallions and all other items required by ESS within twenty (20) days following execution of this Agreement. Respondents agree to never again purchase any shares of Reliability stock, either directly, or indirectly through persons or entities which the Respondents own or control. Respondents also shall not induce or attempt to induce another party to purchase or sell shares of the company.

b. If: (i) Respondents do not complete and deliver to ESS the appropriate "Stock Power Forms" with all necessary signature medallions and all other items required by ESS within twenty (20) days following execution of this Agreement; or (ii) ESS does not transfer the Respondents' Shares to Reliability within fourteen (14) days after receipt of the appropriate forms and signatures, then Respondents agree to the immediate entry of the Consent Judgment attached hereto as **Exhibit A** in the Circuit Court ordering ESS to immediately transfer the Respondents' Shares to Reliability (the "Consent Judgment").

c. Claimants agree that they shall not file the attached Consent Judgment with the Circuit Court unless and until one of the two events listed in Section 2.b occurs.

d. In the event any of the Respondents file bankruptcy within ninety-one (91) days of the transfer of that Respondent's stock to Reliability, this Agreement shall be null and void as to that Respondent, but shall be enforceable among all other Parties. Respondents represent and affirm that at this time no Respondent is contemplating filing a petition for bankruptcy.

3. <u>Respondents' Pledge of Cooperation.</u>

The Respondents agree to take all steps necessary to effectuate transfer of their respective portions of Respondents' 253,292,210 shares of Reliability's stock to Reliability, and Respondents will cooperate with Claimants and Claimants' counsel to accomplish the transfer. The Parties agree that Claimants are entitled to seek all appropriate additional relief to enable Claimants to enforce the terms of this Agreement including, but not limited to, obtaining injunctive relief and all other appropriate court orders compelling specific performance of this Agreement.

4. <u>Mutual Releases of Rights.</u>

a. <u>Claimants' Release of Respondents.</u>

In consideration of the representations, warranties, and promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and immediately following the transfer of the Respondents' Shares to Reliability, Claimants fully and forever mutually grant this general release, acquit and discharge Respondents and their heirs, relatives, partners, shareholders, principals, members, owners, insurers, affiliates, agents, representatives, attorneys, and successors-in-interest not a party hereto from any and all causes of action, rights, claims, demands, suits, proceedings, debts, accounts, warranties, covenants, liability, agreements and promises of any nature whatsoever, whether known or unknown, whether sounding in tort or contract or any other basis, which Claimants have or may

have had through the date of this Agreement against Respondents, but excluding actions to enter the Consent Judgment against the Respondents, and such additional orders necessary to enforce this Agreement as contemplated by this Agreement and its attachment. It is the intent of the Parties that immediately following the transfer of Respondents' Shares to Reliability, Respondents receive a full and complete general release, to the fullest extent permitted under the law.

b. Respondents' Release of Claimants.

In consideration of the representations, warranties and promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and immediately following transfer to Reliability of Respondents' Shares, Respondents fully and forever mutually grant this general release, acquit and discharge Claimants and their heirs, relatives, partners, shareholders, principals, members, owners, insurers, affiliates, agents, representatives, attorneys, and successors-in-interest not a party hereto from any and all causes of action, rights, claims, demands, suits, proceedings, debts, accounts, warranties, covenants, liability, agreements and promises of any nature whatsoever, whether known or unknown, whether sounding in tort or contract or any other basis, which Respondents have or may have had through the date of this Agreement against Claimants. It is the intent of the Parties that immediately following transfer of Respondents' Shares to Reliability, Claimants receive a full and complete general release, to the fullest extent permitted under the law.

5. Satisfaction of Judgments and Dismissal.

Within fourteen (14) days after the date that ESS completes the transfer of Respondents' Shares to Reliability, Reliability and Maslow shall submit a Notice of Satisfaction to the Circuit Court marking as satisfied all money judgments entered against Respondents in the Circuit Court Case, and the Parties shall submit a Stipulation of Dismissal, dismissing all claims in the Circuit Court Case and in the Arbitration as "dismissed with prejudice."

6. Non-Disparagement.

As of the execution date of this agreement, the Parties, including the officers and directors of Claimants, and Respondents and their members, agree they will not, in any manner, directly or indirectly (including by causing or allowing others to act), make or publish any remarks or statements, that could reasonably be construed by a person hearing or reading the remarks or statements as disparaging any other Party, their respective businesses, affiliates, family members, reputation or operations, to any individual or third party. This obligation includes statements made on the internet and statements made under a pseudonym. Nothing in this Section prohibits truthful disclosures, including that the Parties have settled all remaining disputes, or disclosures deemed necessary by counsel or required by law, in securities filings, to regulators or to governmental authorities.

7. Headings.

All headings used in this Agreement are for the convenience of the Parties and shall not be deemed to limit or amplify the provisions hereof.

8. Interpretation.

No term or provision of this Agreement shall be construed more or less favorably towards one party or another by virtue of the fact that such party or its attorneys drafted all or part thereof.

9. Severability.

In the event any one or more provisions in this Agreement shall be determined to be invalid, illegal or unenforceable for any reason, the invalid, illegal or unenforceable provision or portion thereof shall be deemed severable from, and shall not affect the validity, legality and enforceability of, the remaining provisions of this Settlement Agreement.

10. Advice of Counsel.

All Parties acknowledge that in all matters respecting this Settlement Agreement, legal counsel has represented them. Assuming all obligations of the Parties pursuant to this Settlement Agreement are timely complied with, each Party shall bear his, her or its own costs and/or attorney's fees.

11. Governing Law.

This Agreement shall be governed by and interpreted according to the laws of the State of Maryland.

12. Choice of Forum.

Each Party to this Agreement irrevocably and unconditionally submits to the exclusive jurisdiction of the courts of the State of Maryland for all issues, claims and disputes arising from this Agreement. Each Party irrevocably and unconditionally agrees that it will not commence any action, litigation, or proceeding of any kind whatsoever against any other party in any way arising from or relating to this Agreement issues, including all claims and disputes arising from this Agreement. and all transactions contemplated by this Agreement in any forum other than the trial courts of the State of Maryland located in Montgomery County, Maryland, and any court with appellate jurisdiction over said trial courts. If such courts do not have jurisdiction over any claim arising from this Agreement, then the Parties hereto shall submit their disputes to the jurisdiction of the federal courts located in the State of Maryland.

13. Jury Waiver. All Parties agree that, in any action or proceeding arising under this Agreement, **THEY EACH HEREBY WAIVE TRIAL BY JURY**.

14. Time is of the Essence. Time is of the essence regarding every obligation of the Respondents under this Agreement including the performance of obligations of this Agreement. each obligation is deemed material, and a breach of any such obligation (including a breach resulting from untimely performance) constitutes a material breach of this Agreement.

15. **Cooperation.** The Parties agree to cooperate fully, completely, and promptly with each other to accomplish the terms of the Agreement including, but not limited to, execution of such additional documents, and the undertaking of such actions as may be reasonably necessary to implement the terms of the Agreement. The Parties agree to engage in good faith and reasonable efforts, including, but not limited to all efforts contemplated by this Agreement and any other reasonable efforts that may become necessary to effectuate the transfer all of Respondents' shares of stock of Reliability.

16. **No Assignment or Transfer of Claims; Authority to Execute.** Each Party represents and warrants to the other that it has not transferred, sold, or assigned any Claims that it has released under the terms of this Agreement, that it has not pledged, transferred, sold or assigned any of his, her or its stock in Reliability to anyone and that he, she or it has the full right, power, and authority to execute, enter into, and be bound by this Agreement. Each signatory to this Agreement hereby certifies that he or she is authorized to execute this Agreement and signs in their individual capacity, or (where applicable) in a representative capacity.

17. **Entire Agreement.** This Agreement constitutes the entire agreement and understanding of the Parties and supersedes all prior negotiations and/or agreements, proposed or otherwise, written or oral, concerning the subject matter hereof. Furthermore, no modification of this Agreement shall be binding unless in writing and signed by each of the Parties hereto.

18. **Signatures and Counterparts.**

This Agreement may be executed in different counterparts with the same effect as if the signatures thereon were on the same instrument. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a ".pdf" (or other) format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or e-mailed signature page were an original thereof.

IN WITNESS WHEREOF, each of the Parties has signed below.

Vivos Holdings, LLC	Reliability, Inc.
____________________	By: *Nick Tsahalis* 02/16/2026
By: Naveen Doki Date	Nicholas Tsahalis, CEO Date
Vivos Real Estate Holdings, LLC	Maslow Media Group, Inc.
____________________	By: *Nick Tsahalis* 02/16/2026
By: Naveen Doki Date	Nicholas Tsahalis, CEO Date

15. Cooperation. The Parties agree to cooperate fully, completely, and promptly with each other to accomplish the terms of the Agreement including, but not limited to, execution of such additional documents, and the undertaking of such actions as may be reasonably necessary to implement the terms of the Agreement. The Parties agree to engage in good faith and reasonable efforts, including, but not limited to all efforts contemplated by this Agreement and any other reasonable efforts that may become necessary to effectuate the transfer all of Respondents' shares of stock of Reliability.

16. No Assignment or Transfer of Claims; Authority to Execute. Each Party represents and warrants to the other that it has not transferred, sold, or assigned any Claims that it has released under the terms of this Agreement, that it has not pledged, transferred, sold or assigned any of his, her or its stock in Reliability to anyone and that he, she or it has the full right, power, and authority to execute, enter into, and be bound by this Agreement. Each signatory to this Agreement hereby certifies that he or she is authorized to execute this Agreement and signs in their individual capacity, or (where applicable) in a representative capacity.

17. Entire Agreement. This Agreement constitutes the entire agreement and understanding of the Parties and supersedes all prior negotiations and/or agreements, proposed or otherwise, written or oral, concerning the subject matter hereof. Furthermore, no modification of this Agreement shall be binding unless in writing and signed by each of the Parties hereto.

18. Signatures and Counterparts.

This Agreement may be executed in different counterparts with the same effect as if the signatures thereon were on the same instrument. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a ".pdf" (or other) format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or e-mailed signature page were an original thereof.

IN WITNESS WHEREOF, each of the Parties has signed below.

Vivos Holdings, LLC	Reliability, Inc.
2-16-26	By: ______________________
By: Naveen Doki Date	Nicholas Tsahalis, CEO Date
Vivos Real Estate Holdings, LLC	Maslow Media Group, Inc.
2-16-26	By: ______________________
By: Naveen Doki Date	Nicholas Tsahalis, CEO Date

2-16-2026

Naveen Doki Date

02/16/2026

Silvija Valleru Date

2-16-2026

Suresh Doki Date

2-16-2026

Shirisha Janumpally Date

02/16/2026

Kalyan Pathuri Date

Judos Trust

2-16-26

By Shirisha Janumpally, Trustee Date

Igly Trust

02/16/2026

By Kalyan Pathuri, Trustee Date

Federal Systems, LLC

2-16-2026

By: Suresh Doki, Manager Date

Federal Systems, LLC

2-16-2026

By: Shirisha Janumpally Date
Member

EXHIBIT A

IN THE CIRCUIT COURT FOR MONTGOMERY COUNTY, MARYLAND

MASLOW MEDIA GROUP, INC.	*	
	*	
Plaintiff,	*	
	*	
v.	*	
	*	
VIVOS HOLDINGS, LLC, et al.,	*	
	*	
Defendants.	*	Case No.: 479883V
	*	
VIVOS HOLDINGS, LLC, et al.,	*	
	*	
Counter/Third-Party Plaintiffs,	*	
	*	
v.	*	
	*	
MASLOW MEDIA GROUP, INC., *et al.,*	*	
	*	
Counter/Third-Party Defendants.	*	

CONSENT JUDGMENT

TO THE CLERK: By consent of the parties, Defendants Vivos Holdings, LLC ("Vivos"), Vivos Real Estate Holdings, LLC ("VREH"), Naveen Doki ("Naveen"), Silvija Valleru ("Valleru"), Shirisha Janumpally ("Janumpally"), individually, and as Trustee of Judos Trust ("Judos Trust"), Kalyan Pathuri ("Pathuri"), individually and as Trustee of Igly Trust ("Igly Trust"), and Federal Systems, LLC ("Federal") hereby consent to the entry of this judgment and consent that Equiniti Shareholder Services ("ESS") is hereby,

ORDERED, to transfer the number of shares of Reliability, Inc. from the transferor named in the Share Transfer Table below, to the transferee named in the Share Transfer Table below:

[SHARE TRANSFER TABLE ON FOLLOWING PAGE]

TRANSFEROR	NUMBER OF SHARES TO TRANSFER	ACCOUNT NUMBER	TRANSFEREE
SHIRISHA JANUMPALLY TRUSTEE OF THE JUDAS TRUST	161,503,122	6100135469	RELIABILITY, INC.
KALYAN PATHURI, TRUSTEE OF THE IGLY TRUST	40,520,200	6100135470	RELIABILITY, INC.
FEDERAL SYSTEMS, LLC	20,661,816	6100135455	RELIABILITY, INC.
SHIRISHA JANUMPALLY, Individually	10,330,908	6100135454	RELIABILITY, INC.
NAVEEN DOKI	10,138,882	6100135467	RELIABILITY, INC.
KALYAN PATHURI, Individually	5,164,638	6100135456	RELIABILITY, INC.
SILVIJA VALLERU	4,972,644	6100135468	RELIABILITY, INC.
TOTAL SHARES TRANSFERRED	253,292,210		

WE CONSENT TO THE ENTRY OF THIS JUDGMENT:

Counsel For Plaintiff/Counterclaim Defendants:

/s/ Eric Pelletier
James M. Hoffman (CPF #8512010278)
Eric Pelletier (CPF #9512130302)
Offit Kurman, P.A.
7501 Wisconsin Avenue, Suite 1000 W
Bethesda, MD 20814
240-507-1710; 240-507-1735 (fax)
epelletier@offitkurman.com
jhoffman@offitkurman.com

Counsel for Defendants/ Counterclaimants:

/s/ William E. Lawler
William E. Lawler (Bar #8512010354)
Blank Rome LLP
1825 Eye Street NW
Washington, DC 20006
(202) 420-2200
William.lawler@blankrome.com